WBD-SUMSUP-2

Summary Prospectus Supplement dated June 7, 2017

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, R5 and R6 shares of the Fund listed below:

Invesco World Bond Fund

The following information is added under the heading “Principal Investment Strategies of the Fund”:

“The Fund is non-diversified, which means it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can.”

The following information is added under the heading “Principal Risks of Investing in the Fund”:

“Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.”

WBD-SUMSUP-2